UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 10, 2017

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 10, 2017, the Company announced that it has scheduled its Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our principal executive offices located at 34790 Ardentech Court, Fremont, California 94555, on May 31, 2017 at 8:30 a.m., Pacific time. The Annual Meeting date has been changed by more than 30 days from the anniversary of the Company’s prior annual meeting of stockholders, which was held on November 2, 2016.

The Bylaws of the Company, as amended, set forth when a stockholder must provide notice to the Company of nominations and other business proposals that the stockholder wants to bring before an annual meeting. Section 5 of the Company’s Bylaws, generally prescribes the procedures that a stockholder of the Company must follow if the stockholder intends (i) to nominate a person for election to the Company’s Board of Directors at an annual meeting of stockholders called for the purpose of electing directors, or (ii) to propose other business to be considered by stockholders at an annual meeting of the stockholders. These procedures include, among other things, that the stockholder give timely notice to the Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements. In accordance with the Bylaws of the Company, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to the anniversary of the Company’s prior annual meeting of stockholders, notice by the stockholder must be received by the Secretary at the registered office of the Company by the date which is 10 calendar days after the date on which public announcement of the date of the Annual Meeting is first made.

Accordingly, in order for a stockholder nomination or proposal to be considered for inclusion in the Company’s proxy statement for the Annual Meeting, the stockholder must deliver a notice of such nomination or proposal to the Company’s Secretary on or before 5:00 p.m., Pacific Time on Thursday, April 20, 2017, and comply with the requirements of the Company’s Bylaws. Notices should be directed to our Corporate Secretary at Zosano Pharma Corporation, 34790 Ardentech Court, Fremont, California 94555, and should comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (including the rules and regulations thereunder).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: April 10, 2017	By:	/s/ Georgia Erbez
Name: Georgia Erbez
Title: Chief Business Officer and Interim Chief Financial Officer

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